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                                                                  EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this Amendment No. 1 to the registration statement on Form SB-2 (File No. 333-67871) of our report dated September 8, 1998, on our audits of the financial statements of Houston InterWeb Design, Inc.


                                       MANN FRANKFORT STEIN & LIPP, P.C.


Houston, Texas
March 16, 1999